SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Filed by the Registrant    ☒
Filed by a Party other than the Registrant    ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under § 240.14a-12

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

PIEDMONT OFFICE REALTY TRUST, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)
Payment of Filing Fee (Check the appropriate box)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

YOUR VOTE IS IMPORTANT Meeting details are listed on the reverse side. All votes must be received by the end of the meeting. TO VOTE ONLINE AND ACCESS THE MEETING DOCUMENTS Scan the QR code or go to envisionreports.com/PDM to vote your shares ANNUAL MEETING NOTICE Important Notice Regarding the Availability of Proxy Materials for the Piedmont Office Realty Trust, Inc. Annual Meeting of Stockholders to Be Held on May 15, 2025 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Annual Meeting Notice are available at envisionreports.com/PDM. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Meeting are available on the Internet. The items to be voted on and location of the meeting are on the reverse side. If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request by using one of the methods listed on the reverse side 10 days prior to the meeting to facilitate timely delivery. 2 N O T To access the virtual meeting, you must have the login details in the white circle located above. ATTEND the meeting on May 15, 2025 at 11:00 a.m. (Eastern Time). 043VCA

MEETING DETAILS The Annual Meeting of Stockholders of Piedmont Office Realty Trust, Inc. will be held on May 15, 2025 at 11:00 a.m. (Eastern Time) virtually at https://meetnow.global/MHGUPK2. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR ALL THE NOMINEES LISTED: 1. Election of Directors: 01 - Kelly H. Barrett 05 - Mary M. Hager 09 - Dale H. Taysom 02 - Glenn G. Cohen 06 - Barbara B. Lang 03 - Jeffrey J. Donnelly 07 - Stephen E. Lewis 04 - Deneen L. Donnley 08 - C. Brent Smith THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR PROPOSALS 2 AND 3: 2. Ratify the appointment of Deloitte & Touche, LLP as our independent registered public accounting firm for fiscal year 2025. 3. Approve, on an advisory basis, the compensation of our named executive officers. PLEASE NOTE: YOU CANNOT VOTE BY RETURNING THIS NOTICE To vote shares you must go online or request a paper copy of the proxy materials to receive a proxy card. ORDER MATERIALS Please make your materials request by using one of the methods listed below. You will need the number located in the box on the reverse side. REQUEST VIA: Internet Visit envisionreports.com/PDM Phone Call 1-866-641-4276 Email Send an email to investorvote@computershare.com and include: • "Proxy Materials Piedmont Office Realty Trust, Inc." in the subject line • Your full name and address • The number located in the box on the reverse side • Statement that you want a paper copy of the meeting materials PLEASE REVIEW THE MEETING MATERIALS We encourage you to read the meeting documents found at envisionreports.com/PDM.